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Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios, Inc.

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD, 72EE, 73A, 73B, 74U and 77V. The complete answers are as follows:

For period ending  1/31/2006
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                   1,494
         2. Dividends for a second class of open-end company shares
         Institutional Class                 102
         Advisor Class                        73
         R Class                               -

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                     58
         Institutional Class                 4
         Advisor Class                       3
         R Class                             -


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.3092
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.3312
          Advisor Class             $0.2802
          R Class                   $0.2543


73.       Distributions per share for which record date passed during the period
      1. Capital gains
          Investor Class            $0.012
          Institutional Class       $0.012
          Advisor Class             $0.012
          R Class                   $0.012

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             5,311
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class          351
         Advisor Class                440
         R Class                       10

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.07
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $11.07
         Advisor Class              $11.07
         R Class                    $11.07


For period ending  1/31/2006
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     1,905
         2. Dividends for a second class of open-end company shares
         Institutional Class                   702
         Advisor Class                          64
         R Class                                 2


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.3104
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.3325
          Advisor Class             $0.2835
          R Class                   $0.2520


72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                    101
         Institutional Class                35
         Advisor Class                       4
         R Class                             -


74.      Distributions per share for which record date passed during the period
B)       1. Capital gains
          Investor Class            $0.0164
          Institutional Class       $0.0164
          Advisor Class             $0.0164
          R Class                   $0.0164

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             6,920
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class        2,234
         Advisor Class                347
         R Class                       20


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.53
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $11.53
         Advisor Class              $11.53
         R Class                    $11.52

For period ending  1/31/2006
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                742
         2. Dividends for a second class of open-end company shares
         Institutional Class            122
         Advisor Class                   34
         R Class                          1

72EE)    1. Total capital gains for which record date passed during the period
         Investor Class                    30
         Institutional Class                5
         Advisor Class                      2
         R Class                            -



73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.2982
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.3219
          Advisor Class             $0.2528
          R Class                   $0.2386

74.      Distributions per share for which record date passed during the period
B)    1. Capital gains
          Investor Class            $0.0119
          Institutional Class       $0.0119
          Advisor Class             $0.0119
          R Class                   $0.0119

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                3,019
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class             479
         Advisor Class                   189
         R Class                          12


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.92
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $11.92
         Advisor Class              $11.92
         R Class                    $11.92

For period ending  1/31/2006
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                      322
         2. Dividends for a second class of open-end company shares
         Institutional Class            241
         Advisor Class                   16
         R Class                          -

75.      Distributions for which record date passed during the period
B)    1. Capital gains
          Investor Class                   33
          Institutional Class              23
          Advisor Class                     2
          R Class                           -


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.3195
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.3430
          Advisor Class             $0.2912
          R Class                   $0.2592


76.      Distributions per share for which record date passed during the period
B)    1. Capital gains
          Investor Class            $0.0324
          Institutional Class       $0.0324
          Advisor Class             $0.0324
          R Class                   $0.0324


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             1,240
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class          801
         Advisor Class                 73
         R Class                        1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.05
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $12.06
         Advisor Class              $12.05
         R Class                    $12.05





For period ending  1/31/2006
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                528
         2. Dividends for a second class of open-end company shares
         Institutional Class             84
         Advisor Class                   31
         R Class                          -

72EE)    Total capital gains for which record date passed during the period
         Investor Class                    27
         Institutional Class                4
         Advisor Class                      2
         R Class                            -

73.     Distributions per share for which record date passed during the period:
         A 1. Dividends from net investment income
          Investor Class            $0.2626
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.2730
          Advisor Class             $0.2520
          R Class                   $0.2372

73.      Capital gains from which record date passed during the period

               Investor Class       $0.0130
               Institutional Class  $0.0130
               Advisor Class        $0.0130
               R Class              $0.0130


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               2,152
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class            315
         Advisor Class                  150
         R Class                          2


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.49
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $10.49
         Advisor Class              $10.48
         R Class                    $10.48
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